UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NUMBER 2

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

Consorteum Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53153
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

          Suite 550, 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada
(Address of principal executive office, including zip code)

(877) 414-2774
(Telephone number, including area code)

____________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note: The purpose of this Amendment Number 2 to Form 8-K is to summarize the differences between the audited financial statements of the Company for the year ended June 30, 2010 in the Company’s Annual Report on Form 10-K as filed on November 15, 2010 with the Securities and Exchange Commission (the “Commission”) with the audited financial statements of the Company for the year ended June 30, 2010 in Amendment Number 1 to the Company’s Annual Report on Form 10-K/A as filed with the Commission on November 17, 2010. The differences are set forth below.

Consolidated Balance Sheets
•	Accounts payable was amended by increasing the balance to record interest payable related to the discounting of the non-interest bearing loans.

•	Loans payable was amended by decreasing the balance following a recalculation of the discounting of the non-interest bearing loans.

•	Additional paid-in capital was amended by increasing the balance to reflect debt forgiveness by related parties.

•	Accumulated other comprehensive (loss) income was amended to reflect the impact of the change to foreign currency translation adjustment.

•	Deficit accumulated during the development stage was amended to reflect the cumulative impact of changes made to the consolidated statements of operations and comprehensive loss.

Consolidated Statements of Operations and Comprehensive Loss
•
Forgiveness of debt was amended to reduce the balance to reflect amounts forgiven by related parties that were recorded to additional paid-in capital.  Forgiveness of debt reflects those amounts forgiven by unrelated parties.

•	Loan discount was amended by way of a reclassification from other income to accounts payable to record interest payable related to the discounting of the non-interest bearing loans.

•
Foreign currency translation adjustment was amended to reflect the impact of foreign currency adjustments resulting from revisions to the consolidated balance sheets and consolidated statements of operations and comprehensive loss.

•
Net loss, comprehensive loss and loss per share were amended to reflect the impact of the aforementioned revisions to the forgiveness of debt, loan discounting and foreign currency translation adjustments.

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•	Cumulative from inception (November 7, 2005) through June 30, 2010 balances were amended to reflect the above noted revisions and to reflect correct cumulative summation.

Consolidated Statements of Stockholders’ Deficit
•	The consolidated statements of stockholders’ deficit was amended to reflect the impact on additional paid in capital due to the debt forgiveness by related parties during the year-ended June 30, 2010.

•	Foreign currency translation adjustment and net loss for the period ended June 30, 2010 were amended to agree to the consolidated statements of operations and comprehensive loss.

•
June 30, 2010 totals for additional paid-in capital, accumulated other comprehensive income (loss), (deficit) accumulated during the development stage and total stockholders’ deficit were amended to reflect the impact of the above revisions.

Consolidated Statements of Cash Flows
•	Net loss was amended to reflect the revised amount as per the amended consolidated statements of operations and comprehensive loss.

•
Forgiveness of debt was amended to reduce the balance to reflect amounts forgiven by related parties that were recorded to additional paid-in capital.  Forgiveness of debt reflects those amounts forgiven by unrelated parties.

•
Amortization of deferred debt issuance was amended to change the description to amortization of deferred finance charges and to reflect a revision to the amortization thereon that was not initially reflected in the consolidated statements of cash flows.

•
Other receivables was amended to reflect the change in the balance following an adjustment to the estimated amount of recoverable sales taxes that was not initially reflected in the consolidated statements of cash flows.

•	Accounts payable was amended to reflect the change following the recording of interest payable related to the discounting of the non-interest bearing loans.

•	Accrued liabilities was amended to reflect the change following an adjustment to accrue additional professional fees that was not initially reflected in the consolidated statements of cash flows.

•	Proceeds from loans was amended to reduce the amount due to the recording of a loan discount which resulted in a reduced loans payable balance.

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•
Effect of exchange rate change on cash was amended to reflect the impact of foreign currency adjustments resulting from revisions to the consolidated balance sheets and consolidated statements of operations and comprehensive loss.

•	Cumulative from inception (November 7, 2005) through June 30, 2010 balances were amended to reflect the above noted revisions and to reflect correct cumulative summation.

Note 1 – Organization, Development Stage Activities, and Going Concern
•	Note was amended by removing last sentence in paragraph two in the 10k.

•	Note was amended to reflect updated negative working capital and deficit accumulated during the development stage figures to agree to the revised financial statement balances.

Note 2 – Summary of Significant Accounting Policies
•	Note was amended to include accounting policy disclosure regarding cash and cash equivalents.

•	Note was amended to remove first paragraph regarding recent accounting pronouncements since the policy was adopted by the Company (“Measuring Liabilities at Fair Value”).

Note 9 – Loans Payable
•	Disclosure regarding loans 2 and 3 were amended to include details regarding the amount discounted from these loans.

•	Loans payable total was amended by decreasing the balance following a recalculation of the discounting of loan 3.

•
Disclosure related to the February 3, 2010 loan transaction was amended to reflect the negotiation of the assignment of obligations to affiliates and directors versus the initial disclosure which described the transaction as a negotiation of a debt facility.  In addition, a sentence detailing the advancement of funds in tranches and immediate conversion was removed.

•	The paragraph immediately following the above disclosure for February 3, 2010, was revised since the Company did not receive funds from the same lender.

Note 13 – Forgiveness of Debt
•	Note was amended to revise the amounts forgiven by the various creditors in the second, third and fourth paragraphs.

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•	Note was amended to state that the liabilities forgiven in the fourth paragraph were owing to unrelated parties.

Note 14 – Income Taxes
•	Note was amended to reflect the impact on income tax expense and the related tax balances as a result of the revision to net loss.

Note 15 – Cash Flow Supplemental Information
•
Note was amended to remove 2009 balances related to issuance of shares for services rendered and acquisition of investment in affiliated company through the issuance of liability, as these amounts relate to 2008 and should be $nil.

•	Note was amended to disclose the debt forgiveness with related parties totaling $898,191.

Note 17 – Subsequent Events
•	Disclosure related to the November 2, 2010 transaction was amended to include details regarding the interest rate on the loan as well as the issuance of restricted shares by the Company.

Note 18 – Comparative Financial Information
•	Note added to address reclassification of 2009 amounts to conform with presentation in the 2010 financial statements.

Item 4.02 (b) and (c)(1).  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The purpose of this Amendment Number 2 to Form 8-K is to summarize the differences between the audited financial statements of the Company for the year ended June 30, 2010 in the Company’s Annual Report on Form 10-K as filed on November 15, 2010 with the Securities and Exchange Commission (the “Commission”) with the audited financial statements of the Company for the year ended June 30, 2010 in Amendment Number 1 to the Company’s Annual Report on Form 10-K/A as filed with the Commission on November 17, 2010.  The summary is set forth in the Explanatory Note that precedes this Item 4.02.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions. None
(d) Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment Number 2 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CONSORTEUM HOLDINGS, INC.
(Registrant)

By: /s/ Craig A. Fielding
Craig A. Fielding, CEO

DATE: November 23, 2010